UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 19, 2025

REXFORD INDUSTRIAL REALTY, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-36008	46-2024407
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11620 Wilshire Boulevard, Suite 1000
Los Angeles
California	90025
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 966-1680

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, $0.01 par value	REXR	New York Stock Exchange
5.875% Series B Cumulative Redeemable Preferred Stock	REXR-PB	New York Stock Exchange
5.625% Series C Cumulative Redeemable Preferred Stock	REXR-PC	New York Stock Exchange
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Compensation Program

On December 19, 2025, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Rexford Industrial Realty, Inc., a Maryland corporation (the “Company”), approved the 2026 executive compensation program for its named executive officers, which includes equity grants made on December 19, 2025 (the “Grant Date”). These decisions reflect the previously announced appointment of Laura Clark (currently our Chief Operating Officer), as the Company’s Chief Executive Officer, effective as of April 1, 2026, and the departure of current co-Chief Executive Officers, Michael S. Frankel and Howard Schwimmer, effective on March 31, 2025.

The key elements of the executive compensation program are summarized below. For the development of the year-end 2025 and 2026 executive compensation program, the Committee retained Ferguson Partners Consulting L.P. (“Ferguson”). Ferguson provided the Committee and Board with advisory services only with respect to executive and Board compensation. The approval of the executive compensation program was based on various factors, including, among others, recommendations made by Ferguson and a refined executive compensation peer group to reflect relative sized companies.

2026 Annual Base Salaries. For 2026, base salaries to be paid to the Company’s current named executive officers are:

•Michael S. Frankel: $250,000 (pro rata portion of $1,000,000, paid through March 31, 2026)
•Howard Schwimmer: $250,000 (pro rata portion of $1,000,000, paid through March 31, 2026)
•Laura Clark (CEO Elect): $850,000
•Michael Fitzmaurice (Chief Financial Officer): $600,000
•David Lanzer (General Counsel & Secretary): $565,000

2026 Annual Cash Incentive Program. Ms. Clark, Mr. Fitzmaurice and Mr. Lanzer will be eligible for an annual cash incentive opportunity expressed as a percentage of base salary as follows:

Executive	Threshold	Target	Maximum
Laura Clark	100%	175%	250%
Michael Fitzmaurice	100%	150%	200%
David Lanzer	100%	125%	175%

The annual cash incentive award criteria for 2026 will be as follows, with actual component thresholds, targets and maximums to be established by the Committee in 2026 in accordance with the Committee’s Charter:

•Core FFO per Diluted Share, weighted as 40% of total
•Same Property Portfolio NOI, weighted as 30% of total
•Qualitative Measures, weighted as 30% of total

Core FFO per Diluted Share and Same Property Portfolio NOI (each a non-GAAP financial measure) are expected to be calculated in a manner consistent with the Company’s presentation of such non-GAAP measures in the proxy statement filed in connection with the Company’s 2025 annual meeting of stockholders. The Qualitative Measures will incorporate strategic objectives and key priorities which may include, but not be limited to, capital allocation, net debt/EBITDA objectives, sustainability and human capital matters. The Company removed Consolidated Portfolio NOI Growth from the 2026 Annual Cash Incentive Program.

Pursuant to their Transition and Separation Agreements dated November 17, 2025, Messrs. Frankel and Schwimmer will each receive a pro rata portion of their cash bonuses at target level for 2026 through their separation date of March 31, 2026, as more specifically described in such Transition and Separation Agreements.

2025 Equity Incentives: Time-Vesting LTIP Unit Grants

The Committee approved awards of Time-Vesting LTIP Units with the following grant-date values:

•Ms. Clark: $2,465,000
•Mr. Fitzmaurice: $800,000
•Mr. Lanzer: $614,000

The number of Time-Vesting LTIP Units awarded on the Grant Date was calculated by dividing the above values by the Company’s closing stock price on the Grant Date. The Time-Vesting LTIP Units vest with respect to one-third of the Time-Vesting LTIP Units underlying each award on the anniversary of the Grant Date, subject to continued employment through the applicable vesting date.

The awards of Time-Vesting LTIP Units will be documented in agreements with terms and conditions substantially similar to the Form of Time-Based LTIP Unit Agreement previously filed with the Securities and Exchange Commission (the “SEC”), except that shares issued in respect of vested units will be subject to a one-year post-vesting holding period. In addition, in accordance with Company policy for new executive officers joining the Company after 2021, the Time-Vesting LTIP Units granted to Mr. Fitzmaurice’s will not automatically vest upon a change in control, but instead will only be eligible to vest on an accelerated basis in connection with a qualifying termination of employment (whether or not in connection with a change in control).

2025 Equity Incentives: Performance-Vesting LTIP Unit Grants

The Committee approved awards of Performance-Vesting LTIP Units with the following grant-date target level values:

•Laura Clark: $3,697,500
•Michael Fitzmaurice: $1,200,000
•David Lanzer: $921,000

The number of Performance-Vesting LTIP Units awarded on the Grant Date is equal to the number of Performance-Vesting LTIP Units that would vest upon attainment of the “maximum” level for each of the relative and absolute total shareholder return (TSR) metrics described below, with any unvested units to be forfeited upon the completion of the performance period. The performance period began on the Grant Date and ends on the day prior to the three-year anniversary of the Grant Date. The metrics were updated to eliminate Core FFO per diluted share growth in favor of 100% relative TSR metrics, with metrics, weighting and performance levels as follows:

Long Term Incentive Goals	Weight	Aggregate 3‐Yr Hurdles
		Threshold (50%)	Target (100%)	Maximum (225%)
Relative TSR v. Nareit Industrial REIT Index	50%	25th percentile	55th percentile	90th percentile
Relative TSR v. Dow Jones U.S. Equity REIT	50%	25th percentile	55th percentile	90th percentile

The Committee will have the discretion to make adjustments to recognize special or non-recurring situations or circumstances with respect to the Company or any other company in either of the performance peer groups for any year in the performance period, including, but not limited to, merger and acquisition activity, any spin-off/divestiture, or bankruptcy. Linear interpolation will be applied between the performance ranges for all metrics with respect to performance between any two levels; however, to the extent performance is below Threshold on a particular metric, 0% will be awarded for that metric.

After the above performance criteria are applied, a performance modifier based on absolute TSR provides for an adjustment ranging from a 25% reduction to a 25% increase as set forth below, with payouts interpolated for performance in between levels:

Absolute TSR Modifier	Aggregate 3‐Yr Absolute TSR	Additive Modifier Impact
Maximum	20%	+25%
Target	10%	0%
Threshold	<0%	-25%

The awards of Performance-Vesting LTIP Units will be documented in agreements with terms and conditions substantially similar to the Form of OPP Performance Unit Agreement previously filed with the SEC, except that the Performance-Vesting LTIP Units granted to Mr. Fitzmaurice will not automatically vest upon a change in control, but instead will only be eligible to vest on an accelerated basis in connection with a qualifying termination of employment (whether or not in connection with a change in control).

The 2025 Equity Incentives reflect an adjusted weighting of 40% Time-Vesting and 60% Performance-Vesting (from 45% Time-Vesting and 55% Performance-Vesting for the year‐end 2024 Equity Incentive awards).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rexford Industrial Realty, Inc.
Date: December 22, 2025	By:	/s/ David E. Lanzer
David E. Lanzer General Counsel & Secretary